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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

        Date of Report (Date of earliest event reported) June 23, 1998


                           Nexar Technologies, Inc.
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            (Exact name of registrant as specified in its charter)



        Delaware                         0-29294                04-3268334
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(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)            Identification
                                                                  Number)


        257 Turnpike Road., Southborough, Massachusetts           01772
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     (Address of principal executive offices)                 (Zip Code)



                                (508) 485-7900
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             (Registrant's telephone number, including area code)
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Items 1 through 4, 6 and 8 Not Applicable.


Item 5.    Other Events.
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        Reference is made to the press release issued to the public by the registrant on June 23, 1998, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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       (c)   Exhibits

       99.1. Text of press release dated June 23, 1998.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      Nexar Technologies, Inc.

Dated: June 23, 1998                                  By /s/ Albert J. Agbay
                                                        ----------------------
                                                      Albert J. Agbay
                                                      President and Chief
                                                      Executive Officer

                                                      By /s/ Gerald Y. Hattori
                                                        -----------------------
                                                      Gerald Y. Hattori
                                                      Chief Financial Officer